Exhibit 99.2
S u p p l e m e n t a l   D a t a   R e p o r t
Three Months Ended December 31, 2006
Dollars in thousands, except per share data, unless otherwise disclosed
Updated as of February 26, 2007
Quarterly Supplemental Data Report is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andres (615) 269-8471
Email: GAndres@healthcarerealty.com

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 1 of 14

1)	CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	December 31, 2006	December 31, 2005
ASSETS

Real estate properties:
Land	$129,658	$133,195
Buildings, improvements, and lease intangibles	1,741,126	1,670,884
Personal property	22,707	21,932
Construction in progress	38,835	7,030

	1,932,326	1,833,041
Less accumulated depreciation	(373,706)	(315,794)

Total real estate properties, net	1,558,620	1,517,247

Cash and cash equivalents	1,950	7,037

Mortgage notes receivable	73,856	105,795

Assets held for sale, net (1)	-	21,415

Other assets, net	100,213	96,158

Total assets	$1,734,639	$1,747,652

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$849,982	$778,446

Accounts payable and accrued liabilities	32,448	30,774

Other liabilities	26,537	25,964

Total liabilities	908,967	835,184

Commitments and contingencies	-	-

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $.01 par value; 150,000,000 shares authorized; 47,805,448 and 47,768,148 shares issued and outstanding at December 31, 2006 and 2005, respectively	478	478

Additional paid-in capital	1,211,234	1,207,509

Accumulated other comprehensive loss	(4,035)	-

Cumulative net income	635,120	595,401

Cumulative dividends	(1,017,125)	(890,920)

Total stockholders’ equity	825,672	912,468

Total liabilities and stockholders’ equity	$1,734,639	$1,747,652

(1) In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties sold or to be sold as held for sale and include the related results of operations in discontinued operations on the Company’s consolidated statements of income.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 2 of 14

2)	CONSOLIDATED STATEMENTS OF INCOME (1)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES
Master lease rental income	$21,553	$18,472	$83,251	$70,983
Property operating income	32,358	33,856	127,200	135,035
Straight-line rent	93	1,422	2,358	295
Mortgage interest income	1,918	2,827	11,014	9,103
Other operating income (2)	9,898	9,644	41,059	36,356

	65,820	66,221	264,882	251,772

EXPENSES
General and administrative	3,862	4,083	16,867	16,089
Property operating expenses	17,041	19,209	70,449	72,677
Other operating expenses (2)	4,209	4,058	17,209	15,938
Impairments	1,800	-	5,611	-
Bad debt expense, net	5	1,177	1,256	1,308
Interest	13,900	12,911	53,553	48,395
Depreciation	15,456	11,331	54,492	49,321
Amortization	1,890	2,972	9,938	12,153

	58,163	55,741	229,375	215,881

INCOME FROM CONTINUING OPERATIONS	7,657	10,480	35,507	35,891

DISCONTINUED OPERATIONS:
Net income (loss) from discontinued operations	(2)	1,210	1,010	10,007
Gain on sales of real estate properties, net of impairments	-	(3)	3,202	6,770

	(2)	1,207	4,212	16,777

NET INCOME	$7,655	$11,687	$39,719	$52,668

BASIC EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.16	$0.22	$0.76	$0.77

DISCONTINUED OPERATIONS PER COMMON SHARE	$-	$0.03	$0.09	$0.36

NET INCOME PER COMMON SHARE	$0.16	$0.25	$0.85	$1.13

DILUTED EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.16	$0.22	$0.75	$0.76

DISCONTINUED OPERATIONS PER COMMON SHARE	$-	$0.03	$0.09	$0.35

NET INCOME PER COMMON SHARE	$0.16	$0.25	$0.84	$1.11

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC	46,542,450	46,488,468	46,527,857	46,465,215

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED	47,562,122	47,429,525	47,498,937	47,406,798

(1)	The consolidated statements of income do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	Includes the operations of the properties considered variable interest entities under the provisions of FIN46(R) that are consolidated in the Company’s consolidated financial statements.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 3 of 14

2)	CONSOLIDATED STATEMENTS OF INCOME (cont.)

RECONCILIATION OF NET INCOME TO TAXABLE INCOME (unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005

Net income	$7,655	$11,687	$39,719	$52,668

Depreciation and amortization	8,076	5,401	19,499	15,519
Gain or Loss on disposition of depreciable assets	-	-	5,010	2,851
Straight-line rent	(93)	(267)	(2,296)	(97)
Provision for bad debt	-	-	2,603	8,273
Deferred compensation	(502)	-	3,832	4,314
VIE Consolidation	286	-	1,110	3,183
Other	2,906	4,779	5,210	(2,494)

	10,673	9,913	34,968	31,549

Taxable Income (1)	$18,328	$21,600	$74,687	$84,217

(1)	Before REIT dividend paid deduction

NOTE:	The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 4 of 14

3)	STATEMENT OF CASH FLOWS

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,655	$11,687	$39,719	$52,668
Non-cash items:
Depreciation and amortization - real estate	17,023	14,236	63,397	61,842
Depreciation and amortization - other	664	372	1,877	1,437
Amortization of deferred loan fees	-	8	255	250
Provision for bad debt, net of recoveries	5	1,177	1,256	1,308
Impairments	1,800	-	5,611	-
Increase in straight-line rent receivable	(93)	(1,404)	(1,736)	(99)
Equity in (income) losses from unconsolidated LLCs	147	(161)	307	90
Consolidated losses from variable interest entities	286	290	1,110	3,183
Impairments due to sale of real estate	-	3	73	713
Stock-based compensation expense	943	842	4,002	3,677
Provision for deferred post-retirement benefits	487	514	2,072	1,254
Other non-cash items	55	119	52	(67)

Total non-cash items	21,317	15,996	78,276	73,588

Other items:
Decrease in accounts payable and accrued liabilities	(8,626)	(19,651)	(1,780)	(3,906)
Increase (decrease) in other liabilities	(333)	1,234	(2,389)	(861)
(Increase) decrease in other assets	(2,960)	321	(1,463)	(12,401)
Gain on sale of real estate, net	-	-	(3,275)	(7,483)

Total other items	(11,919)	(18,096)	(8,907)	(24,651)

Net cash provided by operating activities	17,053	9,587	109,088	101,605

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition and development of real estate properties	(18,805)	(5,978)	(126,347)	(87,399)
Funding of mortgages and notes receivable	(1,315)	(11,660)	(22,794)	(76,636)
Investment in unconsolidated LLCs	(340)	-	(10,654)	(11,135)
Distributions from unconsolidated LLCs	262	-	988	326
Proceeds from sales of real estate	-	-	32,706	124,879
Proceeds from mortgage and note receivable collections	3,573	3,082	72,553	14,095

Net cash used in investing activities	(16,625)	(14,556)	(53,548)	(35,870)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on notes and bonds payable	54,000	87,100	364,000	250,348
Repayments on notes and bonds payable	(24,852)	(49,016)	(287,048)	(187,296)
Interest rate swap termination	-	-	(10,127)	-
Dividends paid	(31,549)	(31,520)	(126,205)	(125,342)
Debt issuance costs	-	-	(1,333)	-
Common stock redemption	-	-	(481)	-
Proceeds from issuance of common stock	176	56	567	909

Net cash provided by (used in) financing activities	(2,225)	6,620	(60,627)	(61,381)

Increase (decrease) in cash and cash equivalents	(1,797)	1,651	(5,087)	4,354
Cash and cash equivalents, beginning of period	3,747	5,386	7,037	2,683

Cash and cash equivalents, end of period	$1,950	$7,037	$1,950	$7,037

4)	RECONCILIATION OF FUNDS FROM OPERATIONS (1) - Unaudited

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005

Net Income (2)	$7,655	$11,687	$39,719	$52,668

Gain on Sale of Real Estate Properties, net	-	-	(3,275)	(7,483)
Real Estate Depreciation and Amortization	17,189	14,559	64,662	62,758

Total Adjustments	17,189	14,559	61,387	55,275

Funds From Operations - Basic and Diluted	$24,844	$26,246	$101,106	$107,943

Funds From Operations Per Common Share - Basic	$0.53	$0.56	$2.17	$2.32

Funds From Operations Per Common Share - Diluted	$0.52	$0.55	$2.13	$2.28

Wtd Average Common Shares Outstanding - Basic	46,542,450	46,488,468	46,527,857	46,465,215

Wtd Average Common Shares Outstanding - Diluted	47,562,122	47,429,525	47,498,937	47,406,798

(1)	Funds From Operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” Impairments are not added back to net income to measure FFO.

Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	See Schedule 3, Statement of Cash Flows, for a reconciliation of non-cash items included in net income. Net income for the three- and twelve-month period ended December 31, 2006 includes non-cash impairment charges totaling $1.8 million and $5.6 million, respectively. Before these charges, FFO per diluted common share for the three months ended December 31, 2006 would have been $0.56.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 5 of 14

5)	INVESTMENT PROGRESSION
A)	Construction in Progress

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	12/31/06	Properties	12/31/06

Balance at beginning of period	4	$25,101	2	$7,030

Fundings on projects in existence at the beginning of the period	0	13,077	0	9,781

New Projects started during the period	2	657	4	22,024

Completions	0	0	0	0

Balance at end of period	6	$38,835	6	$38,835

B)	Real Estate Properties (1)

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	12/31/06	Properties	12/31/06

Balance at beginning of period	231	$1,888,512	235	$1,852,119

Acquisitions	0	0	3	73,241

Additions/Improvements	0	4,979	0	22,874

Completions (CIP)	0	0	0	0

Sales	0	0	(7)	(54,743)

Balance at end of period	231	$1,893,491	231	$1,893,491

C)	Mortgage Notes Receivable

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	12/31/06	Investments	12/31/06

Balance at beginning of period	10	$75,462	12	$105,795

Funding of Mortgages (2)	0	960	4	37,787

Repayments (2)	(1)	(2,521)	(7)	(69,124)

Amortization	0	0	0	(255)

Scheduled Principal Payments	0	(45)	0	(347)

Balance at end of period	9	$73,856	9	$73,856

D)	Unconsolidated LLCs

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	12/31/06	Investments	12/31/06

Balance at beginning of period	3	$20,148	1	$10,720

New investments	0	0	2	9,045

Investments in existing joint ventures	0	340	0	1,609

Equity earnings	0	(147)	0	(307)

Cash distributions	0	(262)	0	(988)

Balance at end of period	3	$20,079	3	$20,079

(1) Real Estate Properties includes assets held for sale, as applicable.
(2) During the quarter, one mortgage note receivable totaling $2.5 million secured by assisted living facilities in Oregon was repaid in full. Also, the Company funded an additional $0.9 million on an existing mortgage note.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 6 of 14

6)	INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

		Inpatient Facilities
	Medical Office/	Assisted	Skilled	Inpatient	Independent	Other
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		% of
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Total

Master Leases
1 Alabama	$29,803	$4,457		$17,722			$51,982	2.6%
2 Arizona	5,253						5,253	0.3%
3 Arkansas	3,055						3,055	0.2%
4 California	9,409					$12,688	22,097	1.1%
5 Florida	94,529	18,190		11,703			124,422	6.1%
6 Georgia	14,429	6,025					20,454	1.0%
7 Illinois	13,425						13,425	0.7%
8 Indiana	21,597		$3,789			43,406	68,792	3.4%
9 Massachusetts	12,035						12,035	0.6%
10 Michigan	0		24,261			13,859	38,120	1.8%
11 Mississippi	0	3,569					3,569	0.2%
12 Missouri	21,077	6,250	11,139				38,466	1.8%
13 Nevada	3,801						3,801	0.2%
14 North Carolina	0	3,982					3,982	0.2%
15 Ohio	0	4,612					4,612	0.2%
16 Oklahoma	0	32,180	13,038				45,218	2.2%
17 Pennsylvania	0		21,765	113,867			135,632	6.7%
18 South Carolina	0		27,621				27,621	1.4%
19 Tennessee	7,963	3,967	6,498		$20,381		38,809	1.9%
20 Texas	41,418	28,895		13,202	44,124	6,022	133,661	6.6%
21 Virginia	74,407	17,675	37,234				129,316	6.4%

Total Master Leases	$352,201	$129,802	$145,345	$156,494	$64,505	$75,975	$924,322	45.6%

		Same facility NOI growth for Master Leases (4Q2006 vs. 4Q2005):					2.4%

Operating Properties
1 Arizona	$27,156						$27,156	1.3%
2 California	98,267						98,267	4.8%
3 Colorado	658						658	0.0%
4 District of Columbia	29,756						29,756	1.5%
5 Florida	103,931						103,931	5.1%
6 Hawaii	33,018						33,018	1.6%
7 Illinois	19,841						19,841	1.0%
8 Kansas	12,166						12,166	0.6%
9 Louisiana	11,685						11,685	0.6%
10 Maryland	14,880						14,880	0.7%
11 Michigan	21,574						21,574	1.1%
12 Mississippi	10,178						10,178	0.5%
13 Missouri	19,614						19,614	1.0%
14 Nevada	53,742						53,742	2.7%
15 Pennsylvania	13,682						13,682	0.7%
16 Tennessee	157,165						157,165	7.8%
17 Texas	346,712						346,712	17.0%
18 Wyoming	19,606						19,606	1.0%

Total Oper. Properties	$993,631	$-	$-	$-	$-	$-	$993,631	49.0%

		Same facility NOI growth for Operating Properties (4Q2006 vs. 4Q2005):					3.1%

Corporate Property							14,373	0.69%

Total Equity Investments	$1,345,832	$129,802	$145,345	$156,494	$64,505	$75,975	$1,932,326	95.4%

Mortgages
1 Arizona		$4,462					$4,462	0.2%
2 California	$14,920	4,632					19,552	1.0%
3 Georgia		4,750					4,750	0.2%
4 Indiana					6,000		6,000	0.3%
5 Michigan			4,887				4,887	0.2%
6 Texas	1,979						1,979	0.1%
7 Washington		32,226					32,226	1.6%

Total Mtg. Investments	$16,899	$46,070	$4,887	$-	$6,000	$-	$73,856	3.6%

		Same facility NOI growth for Mortgages (4Q2006 vs. 4Q2005):					0.3%

Unconsolidated LLCs
1 Oregon	$2,161						$2,161	0.1%
2 Utah		6,627					6,627	0.3%
3 Washington	$11,291						11,291	0.6%

Total LLC Investments	$13,452	$6,627	$-	$-	$-	$-	$20,079	1.0%

Total Investments	$1,376,183	$182,499	$150,232	$156,494	$70,505	$75,975	$2,026,261	100.0%

Percent of $ Invested	68.3%	9.1%	7.5%	7.8%	3.5%	3.8%	100.0%

Number of Investments	166	32	30	9	8	4	249

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 7 of 14

7)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

	Number of Properties			Owned			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	In Progress	Managed	Management	Total	Percent

1 Texas	52		52	832,454	380,200	2,300,789		3,513,443	26.4%
2 Tennessee	23	5	28	536,799		1,259,148	251,604	2,047,551	15.4%
3 Florida	29		29	751,233		567,103		1,318,336	9.9%
4 Virginia	24	1	25	997,007			111,998	1,109,005	8.3%
5 Pennsylvania	18		18	722,053		63,914		785,967	5.9%
6 Michigan	12		12	364,635		199,749		564,384	4.2%
7 California	11		11	97,913		458,465		556,378	4.2%
8 Alabama	7		7	355,430				355,430	2.7%
9 Hawaii	3		3		144,000	138,479		282,479	2.1%
10 Missouri	10		10	172,412		106,146		278,558	2.1%
11 Arizona	7	1	8	44,230		161,300	59,106	264,636	2.0%
12 Illinois	3		3	115,100		142,955		258,055	1.9%
13 Nevada	3		3	16,878		225,456		242,334	1.8%
14 Indiana	3		3	205,499				205,499	1.5%
15 South Carolina	4		4	187,958				187,958	1.4%
16 District of Columbia	2		2			182,836		182,836	1.4%
17 Colorado	2		2		169,050			169,050	1.3%
18 Mississippi	3	1	4	25,000		94,987	39,648	159,635	1.2%
19 Wyoming	1		1			139,647		139,647	1.0%
20 Georgia	5		5	139,245				139,245	1.0%
21 Oklahoma	5		5	139,216				139,216	1.0%
22 Louisiana	2		2			133,211		133,211	1.0%
23 Maryland	2		2			94,664		94,664	0.7%
24 Massachusetts	2		2	84,242				84,242	0.6%
25 Kansas	1		1			70,908		70,908	0.5%
26 North Carolina	1		1	33,181				33,181	0.2%
27 Ohio	1		1	33,181				33,181	0.2%
28 Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet	237	8	245	5,865,629	693,250	6,339,757	462,356	13,360,992	100.0%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property			No.
	Managed	In Progress	Managed	Owned	Management	Total	Percent	of Beds

Medical Office/Outpatient Facilities	2,302,185	693,250	6,339,757	9,335,192	462,356	9,797,548	73.4%	n/a
Skilled Nursing Facilities	973,446			973,446		973,446	7.3%	3,011
Assisted Living Facilities	886,982			886,982		886,982	6.6%	1,866
Independent Living Facilities	725,767			725,767		725,767	5.4%	940
Inpatient Rehab Hospitals	643,383			643,383		643,383	4.8%	757
Other Inpatient Facilities	333,866			333,866		333,866	2.5%	416

Total Square Feet	5,865,629	693,250	6,339,757	12,898,636	462,356	13,360,992	100.0%	6,990

Percent of Total Square Footage	43.9%	5.2%	47.4%	96.5%	3.5%	100.0%

Total Number of Properties	136	6	95	237	8	245

(1)	Mortgage and LLC investments not included.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 8 of 14

8)	SQUARE FOOTAGE BY OWNERSHIP TYPE (1)
A)	Occupants Greater Than 1% (2)

	Medical	Inpatient Facilities
	Office/	Assisted	Skilled	Inpatient	Independent	Other		% of Total
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		Square
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Feet (3)

1 Healthsouth	116,431			643,383			759,814	5.9%
2 Baylor Health Systems	687,043						687,043	5.3%
3 Emeritus Corporation		502,119					502,119	3.9%
4 Cordia Enterprises					417,025		417,025	3.2%
5 HCA	376,027						376,027	2.9%
6 Senior Lifestyles					308,742		308,742	2.4%
7 Epic Healthcare			269,967				269,967	2.1%
8 OrthoIndy	58,474					117,525	175,999	1.4%
9 Formation Capital			151,172				151,172	1.2%
10 Melbourne Internal Medicine Assocs	140,128						140,128	1.1%
11 Ascension Nashville	143,963						143,963	1.1%

All Other Occupants:	7,813,126	384,863	552,307	-	-	216,341	8,966,637	69.5%

Total	9,335,192	886,982	973,446	643,383	725,767	333,866	12,898,636	100.0%

(1)	Mortgage and LLC investments not included.

(2)	Medical Office/Outpatient Facilities consist of approximately 2,465 occupants with an average square footage of approximately 3,861 feet per each, while Inpatient Facilities consists of 19 occupants with an average square footage of approximately 170,000 feet per each.

(3)	Based on Total Square Footage of Owned Properties
9)	LEASE/MORTGAGE MATURITY SCHEDULE
A)	Leases

					Weighted
		Number of			Average
		Operating	Estimated	Percent of	Remaining
	Number of	Property	Annualized	Annualized	Lease
	Master Leases	Leases	Net Revenue	Net Revenue	Term (Years)

2007	11	374	$28,323	13.9%	0.06
2008	14	206	24,162	11.9%	0.21
2009	18	296	35,767	17.5%	0.35
2010	11	127	16,555	8.1%	0.30
2011	10	96	17,416	8.5%	0.39
2012	4	26	6,450	3.2%	0.18
2013	24	32	22,590	11.1%	0.89
2014	4	28	7,380	3.6%	0.17
2015	8	11	7,863	3.9%	0.33
After 2015	25	12	37,292	18.3%	3.12

Total	129	1,208	$203,798	100.0%	6.00

	Number of Properties Represented: 232
B)	Mortgages

				Weighted
				Average
		Estimated	Percent of	Remaining
	Number of	Annualized	Annualized	Mortgage
	Mortgages	Net Revenue	Net Revenue	Term (Years)

2007	2	$1,016	13.4%	0.01
2008	3	3,826	50.5%	0.68
2009	2	1,328	17.5%	0.36
2010	0	-	0.0%	0.00
2011	0	-	0.0%	0.00
2012	0	-	0.0%	0.00
2013	0	-	0.0%	0.00
2014	0	-	0.0%	0.00
2015	0	-	0.0%	0.00
After 2015	2	1,400	18.6%	2.54

Total	9	$7,570	100.0%	3.59

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 9 of 14

10)	CONSTRUCTION IN PROGRESS - AS OF DECEMBER 31, 2006

	Estimated
	Substantial		Investment	Remaining	Total
Operator	Completion Date	Properties	Balance	Commitment	Real Estate (1)

Baylor North Garland MOB	2Q 2007	1	$4,515	$7,143	$11,658
Baylor Downtown MOB	2Q 2007	1	16,852	13,452	30,304
Baylor All Saints MOB	3Q 2007	1	6,670	18,244	24,914
Briargate MOB	1Q 2008	2	657	25,603	26,260
Hawaii MOB (1)	2Q 2009	1	10,141	54,413	64,554

		6	$38,835	$118,855	$157,690

		Percentage of construction in progress to total investment portfolio:			1.92%

(1) In 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.
(2) During the three and twelve months ended December 31, 2006, the Company capitalized interest in the amount of $0.4 million and $1.3 million, respectively.
11)	DIVIDEND HISTORY (dollars not rounded to thousands)
A)	Common Stock

			Change
			From Prior
Operating Period	Payment Date	Amount	Quarter	Annualized
First Quarter 2001	June 7, 2001	$0.575	$0.005	$2.30
Second Quarter 2001	Sept. 6, 2001	0.580	0.005	2.32
Third Quarter 2001	Dec. 6, 2001	0.585	0.005	2.34
Fourth Quarter 2001	Mar. 6, 2002	0.590	0.005	2.36

First Quarter 2002	June 6, 2002	0.595	0.005	2.38
Second Quarter 2002	Sept. 5, 2002	0.600	0.005	2.40
Third Quarter 2002	Dec. 5, 2002	0.605	0.005	2.42
Fourth Quarter 2002	Mar. 6, 2003	0.610	0.005	2.44

First Quarter 2003	June 5, 2003	0.615	0.005	2.46
Second Quarter 2003	Sept. 4, 2003	0.620	0.005	2.48
Third Quarter 2003	Dec. 4, 2003	0.625	0.005	2.50
Fourth Quarter 2003	Mar. 4, 2004	0.630	0.005	2.52

First Quarter 2004	June 3, 2004	0.635	0.005	2.54
Second Quarter 2004	Sept. 2, 2004	0.640	0.005	2.56
Third Quarter 2004	Dec. 2, 2004	0.645	0.005	2.58
Fourth Quarter 2004	Mar. 3, 2005	0.650	0.005	2.60

First Quarter 2005	June 2, 2005	0.655	0.005	2.62
Second Quarter 2005	Sept. 1, 2005	0.660	0.005	2.64
Third Quarter 2005	Dec. 2, 2005	0.660	0.000	2.64
Fourth Quarter 2005	Mar. 2, 2006	0.660	0.000	2.64

First Quarter 2006	June 1, 2006	0.660	0.000	2.64
Second Quarter 2006	Sept. 1, 2006	0.660	0.000	2.64
Third Quarter 2006	Dec. 1, 2006	0.660	0.000	2.64
Fourth Quarter 2006	Mar. 2, 2007	0.660	0.000	2.64
B)	Information Regarding Taxable Status of 2006 Cash Distributions on HR Common Shares

	Cash	Taxable		Total
	Distribution	Ordinary	Return of	Capital
	Per Share	Dividend	Capital	Gain

2006	$2.6400000	$1.4828440	$1.1351920	$0.0219640

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 10 of 14

12)	LONG-TERM DEBT INFORMATION - As of December 31, 2006
A)	Breakdown Between Fixed and Variable Rate Debt:

	Balance	Effective Rate
Fixed Rate Debt:
Senior Notes due 2011, including premium	$301,083	7.896%	See Note (C)
Senior Notes due 2014, net of discount	298,838	5.190%	See Note (D)
Mortgage Notes Payable	60,061	Range from 5.49% to 8.00%	See Note (E)

	659,982

Variable Rate Debt:
Unsecured Credit Facility due 2009	190,000	0.90% over LIBOR	See Note (F)

	190,000

Total	$849,982

B)	Future Maturities:

						2012
	2007	2008	2009	2010	2011	and After	Total

Fixed Rate Debt:
Senior Notes due 2011, including premium	$219	$236	$255	$276	$300,096	$—	$301,082
Senior Notes due 2014, net of discount	(138)	(145)	(153)	(161)	(169)	299,604	298,838
Mortgage Notes Payable	3,565	3,832	4,123	4,434	2,255	41,853	60,061
Variable Rate Debt:
Unsecured Credit Facility due 2009	-	-	190,000	-		-	190,000

	$3,646	$3,923	$194,225	$4,549	$302,182	$341,457	$849,982

C)	In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were issued at a discount, which yielded an 8.202% interest rate. Also in 2001, the Company entered into interest rate swaps (“swaps”) for $125 million to offset changes in the fair value of $125 million of the notes. The Company re-couponed the swaps in 2003 and terminated the swaps in June 2006, resulting in a net premium of $1.2 million, which will be amortized against interest expense through the remaining term of the notes.

D)	In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%.

E)	In April 2001, the Company entered into eight Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. In April 2006, the Company repaid three of these mortgages totaling $6.0 million. Related to its second quarter 2005 acquisitions, the Company concurrently entered into or assumed mortgage notes of $9.2 million with contractual interest rates ranging from 5.55% to 8.00%.

F)	Effective January 25, 2006, the Company entered into a three-year $400 million senior unsecured revolving credit facility. The facility may be increased to $650 million at any time during the first two years of the facility term, at the Company’s request, subject to the availability of additional capital commitments, and may be extended for one year. The new facility currently bears interest at LIBOR rates plus 0.90% payable quarterly and matures in January 2009. In addition, the Company pays a facility fee, currently 0.20%, on the commitment and is subject to other terms and conditions customary for such transactions.

G)	Credit Rating:

Moody’s Investors Service has assigned a “Baa3” credit rating to the Company’s Senior Notes due 2011 and 2014.

Standard & Poor’s has assigned a “BBB-” credit rating to the Company’s Senior Notes due 2011 and 2014.

Fitch Ratings has assigned a “BBB” credit rating to the Company’s Senior Notes due 2011 and 2014.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 11 of 14

13)	COMMON SHARES INFORMATION

The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005

Total Common Shares Outstanding	47,805,448	47,768,148	47,805,448	47,768,148

Weighted Average Common Shares Outstanding	47,809,560	47,759,173	47,803,671	47,746,562
Weighted Average Actual Restricted Stock Shares	(1,267,110)	(1,270,705)	(1,275,814)	(1,281,347)

Denominator Shares for Basic Common Share EPS and FFO	46,542,450	46,488,468	46,527,857	46,465,215

Dilutive effect of restricted stock shares	979,178	901,450	930,052	894,134
Dilutive effect of employee stock purchase plan	40,494	39,607	41,028	47,449

Denominator Shares for Diluted Common Share EPS and FFO	47,562,122	47,429,525	47,498,937	47,406,798

     Note 1: As of December 31, 2006, HR had approximately 1,564 shareholders of record.
14)	BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF DECEMBER 31, 2006

Officers	Owned		Restricted (1)	Total

David R. Emery	185,872	(2)	773,757	959,629
Scott W. Holmes	2,310		23,403	25,713
J. D. Carter Steele	3,723		23,155	26,878
John M. Bryant, Jr.	854		10,202	11,056

Other Officers as a group	35,948		401,652	437,600

Directors as a group	51,434		25,050	76,484

Total	280,141		1,257,219	1,537,360

(1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.
(2) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.
15)	INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2006

A)	Institutional Shares Held:	30,537,433	(Source: Form 13F Filings)

B)	Number of Institutions:	217

C)	Percentage of Common Shares Outstanding:	63.86%

16)	BOOK VALUE PER COMMON SHARE

Total Stockholders’ Equity	$825,672

Total Common Shares Outstanding	47,805,448

Book Value Per Common Share	$17.27

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 12 of 14

17)	OTHER CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
Other Offices:
Central Regional Office - Arizona
Eastern Regional Office - Tennessee
Southwestern Regional Office - Texas
Western Regional Office - California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com
D)	Corporate Officers:
Healthcare Realty Trust Incorporated
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Senior Vice President and General Counsel
Scott W. Holmes, Senior Vice President and Chief Financial Officer
J. D. Carter Steele, Senior Vice President and Chief Operating Officer
B. Douglas Whitman, II, Senior Vice President / Real Estate Investments
Fredrick M. Langreck, Senior Vice President, Treasurer and Assistant Secretary
James M. Albright, Vice President / Asset Management
Stephen E. Cox, Jr., Vice President and Assistant General Counsel
James C. Douglas, Vice President / Asset Administration
Leigh Ann Stach, Vice President / Financial Reporting
David L. Travis, Vice President and Chief Accounting Officer
Roger O. West, Vice President and Special Counsel
William R. Davis, Associate Vice President / Information Technology
Stephen D. Denney, Associate Vice President / Real Estate Investments
Robert E. Hull, Associate Vice President / Asset Administration
Matthew J. Lederer, Associate Vice President / Real Estate Investments
Revell M. Lester, Associate Vice President / Project Development Services
Bethany A. Mancini, Associate Vice President / Corporate Communications
Todd J. Meredith, Associate Vice President / Real Estate Investments
Rebecca T. Oberlander, Associate Vice President / Human Resources
Amy M. Poley, Associate Vice President / Real Estate Investments
Connie M. Seal, Associate Vice President and Tax Manager
Timothy H. Staggs, Associate Vice President / Corporate Compliance
Steve L. Standifer, Associate Vice President / Real Estate Investments
Kimberly R. Sullivan, Associate Vice President / Asset Administration
Rita H. Todd, Corporate Secretary
Healthcare Realty Services Incorporated
J. D. Carter Steele, President
Anne C. Barbour, Vice President / National Asset Manager
J. C. Caudell, Vice President / Director of Asset Management
Gilbert T. Irvin, Vice President / Operations
Julie A. Wilson, Vice President / National Asset Manager
Amy A. Byrd, Associate Vice President / National Asset Manager
Chad D. McIntyre, Associate Vice President / Director of Operations
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director - Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 13 of 14

17)	OTHER CORPORATE INFORMATION (cont.)
F)	Professional Affiliations:
Independent Public Auditors
BDO Seidman, LLP
Clark Tower
5100 Poplar Avenue, Suite 2600
Memphis, TN 38137-2601
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1-800-733-5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.
I)	Analysts Providing Research Coverage on HR:

A.G. Edwards & Sons, Inc.	John Sheehan (314) 955-5834
BMO Capital Markets-US	Richard Anderson (212) 885-4180
Friedman, Billings, Ramsey & Co.	Paul Morgan (415) 874-3412
Stifel Nicolaus & Co., Inc.	Jerry Doctrow (410) 454-5142
Wachovia Securities	Stephen Swett (212) 909-0954
J)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andres
Phone: (615) 269-8471
Fax: (615) 269-8461
E-mail: GAndres@healthcarerealty.com
In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2005. Forward-looking statements represent the Company’s judgment as of the date of the release of this information.
The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2006	Page 14 of 14